UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05029

Legg Mason Income Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item 1.	Report to Shareholders

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Income Trust’s annual report for the year ended December 31, 2008, combining reports for the Legg Mason Investment Grade Income Portfolio and Legg Mason Limited Duration Bond Portfolio.

The following table summarizes key statistics for the Primary Class of each portfolio, as of December 31, 2008:

	SEC YieldA	Average Life	Net Asset Value Per Share
Investment Grade	12.29%	11.74 years	$6.96
Limited Duration	6.92%	4.96 years	$7.95

A	SEC yields reported are for the 30 days ended December 31, 2008. Yields are subject to change at any time.

For the year ended December 31, 2008, total returns for the Primary Class of shares of the Investment Grade Income and Limited Duration Portfolios were -26.19% and -16.52%, respectively. Total returns for the Institutional Class of shares of the Investment Grade Income and Limited Duration Portfolios were -25.71% and -16.09%, respectively.

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Information about each Fund’s performance over longer periods of time is shown in the respective Performance Information sections within this report. For more information about the Funds’ share classes included in this report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual examination of the Funds, and audited financial statements for the fiscal year ended December 31, 2008 are included in this report.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

2	Annual Report to Shareholders

This is my first letter to you as Chairman of the Funds. In November, the Funds’ Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Funds. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,

Mark R. Fetting	David Odenath
Chairman	President

February 27, 2009

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Investment Grade Income Portfolio

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	One Year	Five Years	Ten Years	Since InceptionA
Investment Grade:
Primary Class	–26.19%	–2.92%	+1.86%	+5.39%
Institutional Class	–25.71%	–2.41%	+2.40%	+3.65%
Barclays Capital U.S. Credit Bond IndexB	–3.08%	+2.65%	+4.85%	+7.41%
Lipper Corporate Debt Funds BBB Rated
Category AverageC	–9.44%	+1.05%	+3.61%	+6.28%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary and Institutional Classes, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The gross expense ratios for the Primary and Institutional Classes were 1.30% and 0.74%, respectively, as indicated in the Fund’s most current prospectus dated May 1, 2008 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Primary and Institutional Classes were 1.00%, and 0.50%, respectively, as indicated in the Fund’s prospectus dated May 1, 2008 and reflect voluntary fee waivers and/or reimbursements, which are currently expected to continue until April 30, 2009, but which may be reduced or terminated at any time.

For the 12 months ended December 31, 2008, Primary Class shares of Legg Mason Investment Grade Income Portfolio returned -26.19%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Bond Index (the “Index”), returned -3.08% for the same period. The Lipper Corporate Debt Funds BBB Rated Category Average returned -9.44% over the same time frame.

4	Annual Report to Shareholders

Issue selection had a negative impact on relative performance due, in large part, to 19 of the portfolio’s 20 largest overweights underperforming. Sub-sector allocation also had a negative impact on relative performance due, in large part, to the portfolio’s overweights in basic Industry, Financials and Energy, which returned -10.07%, -8.37% and -5.84%, respectively, as well as underweights to Non-Corporates, Consumer Noncyclicals and Capital Goods, which returned 6.68%, 4.12% and -1.27%, respectively. In addition, credit quality allocation had a negative impact on relative performance. This was due to the portfolio’s overweight to BBB-rated issues, which returned -8.67%, and an underweight to AAA-rated issues, which returned 8.15%.

Western Asset Management Company

January 20, 2009

A

The inception date of the Primary Class is August 7, 1987. The inception date of the Institutional Class is December 1, 1995. Index returns are for periods beginning July 31, 1987. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	The Barclays Capital (formerly Lehman Brothers) U.S. Credit Bond Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

C

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Corporate Debt Funds BBB Rated Category Average is comprised of the Fund’s peer group of mutual funds.

Annual Report to Shareholders	5

Expense Example

Legg Mason Investment Grade Income Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2008, and held through December 31, 2008. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses PaidA During the Period 7/1/08 to 12/31/08
Primary Class:
Actual	$1,000.00	$761.30	$4.43
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08
Institutional Class:
Actual	$1,000.00	$764.40	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.62	2.54

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.00%, and .50% for the Primary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 366.

6	Annual Report to Shareholders

Performance Information

Legg Mason investment Grade Income Portfolio

The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund and an initial $1,000,000 investment in Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders	7

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-26.19%	-26.19%
Five Years	-13.78%	-2.92%
Ten Years	+20.21%	+1.86%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A

This index consists of publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate (industrial, utility and finance) and non-corporate (sovereign, supranational, foreign agency, and foreign local government) sectors. Formerly: Lehman Credit Bond Index. The name change is a result of Barclays’ purchase of Lehman Brothers in September 2008.

8	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-25.71%	-25.71%
Five Years	-11.46%	-2.41%
Ten Years	+26.71%	+2.40%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	9

Portfolio Composition (as of December 31, 2008)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B

The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time. The charts do not include derivatives such as Futures Contracts and Options Written.

C

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

D	Preferred Stocks do not have a defined maturity date.

10	Annual Report to Shareholders

Performance Information — Continued

Legg Mason Investment Grade

Spread Duration

December 31, 2008

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk- premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

EM	— Emerging Markets
LCBI	— Barclays U.S. Capital Credit Bond Index
HY	— High Yield
IG Credit	— Investment Grade Credit
ABS	— Asset Backed Securities

Annual Report to Shareholders	11

Legg Mason Investment Grade

Effective Duration

December 31, 2008

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the portfolio relative to the selected benchmark as of the end of the reporting period.

EM	— Emerging Markets
LCBI	— Barclays U.S. Capital Credit Bond Index
HY	— High Yield
IG Credit	— Investment Grade Credit
ABS	— Asset Backed Securities

12	Annual Report to Shareholders

Portfolio of Investments

Investment Grade Income Portfolio

December 31, 2008

	Rate	Maturity Date	Par/Shares	Value
Long-Term Securities — 97.3%
Corporate Bonds and Notes — 76.6%
Aerospace and Defense — 1.1%
L-3 Communications Corp.	7.625%	6/15/12	$1,000,000	$977,500
United Technologies Corp.	6.125%	2/1/19	200,000	213,979
United Technologies Corp.	5.400%	5/1/35	1,140,000	1,074,344

				2,265,823

Airlines — 0.2%
Continental Airlines Inc.	6.545%	2/2/19	149,004	119,203
Continental Airlines Inc.	7.256%	3/15/20	427,062	328,838

				448,041

Automobiles — 1.1%
DaimlerChrysler NA Holding Corp.	8.500%	1/18/31	600,000	438,733
Ford Motor Co.	7.450%	7/16/31	1,975,000	553,000
Ford Motor Co.	8.900%	1/15/32	370,000	88,800
General Motors Corp.	8.250%	7/15/23	650,000	107,250
General Motors Corp.	8.375%	7/15/33	6,190,000	1,083,250

				2,271,033

Beverages — 0.3%
Foster’s Finance Corp.	4.875%	10/1/14	840,000	721,875	A
Building Products — N.M.
American Standard Inc.	8.250%	6/1/09	37,000	37,225
American Standard Inc.	7.625%	2/15/10	5,000	5,000

				42,225

Capital Markets — 5.0%
BankAmerica Capital III	5.323%	1/15/27	585,000	310,192	B
Goldman Sachs Capital II	5.793%	12/29/49	2,755,000	1,059,085	C
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/49	3,100,000	310	C,D
Lehman Brothers Holdings Inc.	6.500%	7/19/17	2,000,000	200	D
Merrill Lynch and Co. Inc.	6.050%	8/15/12	540,000	532,753

Annual Report to Shareholders	13

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Capital Markets — Continued
Merrill Lynch and Co. Inc.	5.700%	5/2/17	$2,400,000	$2,126,294
Merrill Lynch and Co. Inc.	6.400%	8/28/17	1,210,000	1,212,259
Merrill Lynch and Co. Inc.	6.110%	1/29/37	910,000	818,022
Morgan Stanley	5.050%	1/21/11	400,000	384,198
Morgan Stanley	5.250%	11/2/12	750,000	682,106
Morgan Stanley	4.750%	4/1/14	65,000	49,523
Morgan Stanley	6.625%	4/1/18	1,050,000	921,154
The Bear Stearns Cos. Inc.	6.400%	10/2/17	440,000	457,238
The Bear Stearns Cos. Inc.	7.250%	2/1/18	590,000	646,555
The Goldman Sachs Group Inc.	6.345%	2/15/34	2,025,000	1,469,449

				10,669,338

Chemicals — 0.4%
The Dow Chemical Co.	7.375%	11/1/29	800,000	753,422

Commercial Banks — 7.4%
CBA Capital Trust I	5.805%	6/30/49	3,510,000	2,356,509	A
Comerica Capital Trust II	6.576%	2/20/37	990,000	397,436	C
KeyBank NA	5.800%	7/1/14	5,000	4,401
Rabobank Capital Funding Trust II	5.260%	12/31/49	320,000	169,290	A,C
Rabobank Capital Funding Trust III	5.254%	10/21/49	3,120,000	1,710,612	A,C
RBS Capital Trust III	5.512%	9/30/49	4,020,000	1,607,027	C
SunTrust Bank	5.000%	9/1/15	770,000	712,265
SunTrust Capital VIII	6.100%	12/15/36	1,550,000	1,091,216	C
SunTrust Preferred Capital I	5.853%	12/15/49	1,100,000	594,000	C
UnionBanCal Corp.	5.250%	12/16/13	785,000	668,696
Wachovia Capital Trust III	5.800%	3/15/42	2,580,000	1,522,200	C
Wachovia Corp.	5.625%	10/15/16	2,000,000	1,826,994
Wachovia Corp.	5.750%	6/15/17	580,000	577,298

14	Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Commercial Banks — Continued
Wells Fargo Capital X	5.950%	12/15/36	$1,260,000	$1,079,880
Wells Fargo Capital XIII	7.700%	12/29/49	1,500,000	1,237,966	C

				15,555,790

Commercial Services and Supplies — 0.3%
Waste Management Inc.	7.375%	5/15/29	690,000	588,889

Consumer Finance — 7.1%
American Express Co.	6.800%	9/1/66	3,930,000	2,034,368	C
Capital One Financial Corp.	6.750%	9/15/17	670,000	648,945
Ford Motor Credit Co.	7.375%	2/1/11	2,390,000	1,817,504
Ford Motor Credit Co.	7.246%	6/15/11	6,828,000	4,506,480	B
GMAC LLC	7.500%	12/31/13	2,687,000	1,961,510	A
GMAC LLC	0.000%	6/15/15	40,000	6,753	E
GMAC LLC	8.000%	12/31/18	348,000	174,000	A
GMAC LLC	8.000%	11/1/31	2,465,000	1,465,171	A
Nelnet Inc.	7.400%	9/29/36	1,310,000	392,796	C
SLM Corp.	5.000%	10/1/13	1,400,000	1,001,728
SLM Corp.	8.450%	6/15/18	1,290,000	1,019,901

				15,029,156

Diversified Financial Services — 10.9%
AGFC Capital Trust I	6.000%	1/15/67	860,000	205,408	A,C
AIG SunAmerica Global Financing VI	6.300%	5/10/11	5,170,000	4,445,528	A
BAC Capital Trust XI	6.625%	5/23/36	1,000,000	924,062
BAC Capital Trust XIV	5.630%	3/15/49	2,730,000	1,093,791	C
Bank of America Corp.	8.000%	12/29/49	1,540,000	1,107,703	C
Beaver Valley II Funding	9.000%	6/1/17	996,000	933,740
Capital One Bank	6.500%	6/13/13	690,000	614,865
Capmark Financial Group Inc.	5.875%	5/10/12	1,000,000	340,991
Chase Capital II	3.693%	2/1/27	1,980,000	1,034,411	B
Citigroup Capital XXI	8.300%	12/21/57	970,000	748,100	C

Annual Report to Shareholders	15

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Diversified Financial Services — Continued
Citigroup Inc.	6.125%	8/25/36	$1,000,000	$895,795
Citigroup Inc.	8.400%	4/29/49	375,000	247,609	C
General Electric Capital Corp.	6.750%	3/15/32	5,000	5,316
General Electric Capital Corp.	6.375%	11/15/67	2,040,000	1,282,281	C
Glen Meadow Pass-Through Certificates	6.505%	2/12/67	860,000	384,500	A,C
HSBC Finance Capital Trust IX	5.911%	11/30/35	2,500,000	1,046,010	C
HSBC Finance Corp.	5.500%	1/19/16	1,260,000	1,196,623
ILFC E-Capital Trust II	6.250%	12/21/65	2,320,000	968,862	A,C
JPMorgan Chase and Co.	4.891%	9/1/15	1,035,000	1,039,958	C
JPMorgan Chase and Co.	6.125%	6/27/17	325,000	319,840
TNK-BP Finance SA	7.875%	3/13/18	310,000	155,000	A
UBS Preferred Funding
Trust V	6.243%	5/15/49	3,030,000	1,654,756	C
ZFS Finance USA Trust II	6.450%	12/15/65	4,990,000	2,330,574	A,C

				22,975,723

Diversified Telecommunication Services — 2.5%
AT&T Corp.	8.000%	11/15/31	1,200,000	1,507,362
AT&T Inc.	5.100%	9/15/14	760,000	747,070
AT&T Inc.	5.600%	5/15/18	500,000	509,072
Embarq Corp.	7.082%	6/1/16	930,000	716,100
Verizon Global Funding Corp.	7.750%	6/15/32	375,000	414,695
Verizon Global Funding Corp.	5.850%	9/15/35	1,350,000	1,343,182

				5,237,481

Electric Utilities — 4.1%
Commonwealth Edison Co.	5.800%	3/15/18	1,590,000	1,437,055
Energy Future Holdings Corp.	10.875%	11/1/17	130,000	92,300	A

16	Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Electric Utilities — Continued
Energy Future Holdings Corp.	11.250%	11/1/17	$2,930,000	$1,421,050	A,F
FirstEnergy Corp.	7.375%	11/15/31	2,565,000	2,426,531
Pacific Gas and Electric Co.	6.050%	3/1/34	1,900,000	2,017,912
The Cleveland Electric Illuminating Co.	7.880%	11/1/17	850,000	873,182
The Detroit Edison Co.	5.200%	10/15/12	310,000	305,836

				8,573,866

Energy Equipment and Services — 1.1%
CenterPoint Energy Resources Corp.	7.875%	4/1/13	1,010,000	935,557
EEB International Ltd.	8.750%	10/31/14	790,000	732,725	A
Pride International Inc.	7.375%	7/15/14	800,000	744,000

				2,412,282

Food and Staples Retailing — 0.6%
Safeway Inc.	6.250%	3/15/14	120,000	120,622
The Kroger Co.	8.000%	9/15/29	1,000,000	1,129,665

				1,250,287

Food Products — 0.8%
Ahold Finance USA Inc.	8.250%	7/15/10	960,000	954,796
Tyson Foods Inc.	7.850%	4/1/16	1,040,000	769,600	G

				1,724,396

Gas Utilities — 0.2%
Southern Natural Gas Co.	5.900%	4/1/17	480,000	380,380	A
Health Care Equipment and Supplies — 0.3%
Hospira Inc.	6.050%	3/30/17	840,000	682,263

Health Care Providers and Services — 5.5%
Cardinal Health Inc.	5.800%	10/15/16	1,100,000	995,146
Coventry Health Care Inc.	5.950%	3/15/17	1,150,000	599,544

Annual Report to Shareholders	17

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Health Care Providers and Services — Continued
HCA Inc.	6.300%	10/1/12	$1,790,000	$1,261,950
HCA Inc.	6.250%	2/15/13	2,130,000	1,331,250
HCA Inc.	5.750%	3/15/14	150,000	90,750
HCA Inc.	9.125%	11/15/14	1,100,000	1,020,250
HCA Inc.	9.250%	11/15/16	1,380,000	1,266,150
Humana Inc.	6.450%	6/1/16	600,000	474,388
Quest Diagnostics Inc.	5.125%	11/1/10	565,000	548,435
UnitedHealth Group Inc.	6.000%	11/15/17	1,610,000	1,439,234
Universal Health Services Inc.	7.125%	6/30/16	1,450,000	1,251,536
WellPoint Inc.	5.875%	6/15/17	1,560,000	1,419,810

				11,698,443

Independent Power Producers and Energy Traders — 1.2%
Dynegy Holdings Inc.	8.750%	2/15/12	1,690,000	1,487,200
TXU Corp.	6.500%	11/15/24	2,730,000	965,841

				2,453,041

Industrial Conglomerates — 0.7%
Tyco International Ltd. / Tyco International Finance SA	6.875%	1/15/21	2,051,000	1,585,983

Insurance — 4.3%
Ace Ina Holdings Inc.	5.700%	2/15/17	410,000	367,624
Allstate Corp.	6.500%	5/15/57	1,450,000	815,348	C
American International Group Inc.	6.250%	3/15/37	230,000	85,968
ASIF Global Financing XIX	4.900%	1/17/13	90,000	72,247	A
Everest Reinsurance Holdings Inc.	6.600%	5/15/37	760,000	310,177	C
Hartford Financial Services Group Inc.	8.125%	6/15/38	825,000	434,362	C
Liberty Mutual Group	5.750%	3/15/14	720,000	465,436	A

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Insurance — Continued
Liberty Mutual Group	7.800%	3/15/37	$810,000	$363,489	A
MetLife Inc.	6.400%	12/15/36	3,325,000	1,995,000	C
Prudential Financial Inc.	8.875%	6/15/38	910,000	586,249	C
The Chubb Corp.	6.375%	3/29/37	910,000	564,375	C
The Travelers Cos. Inc.	6.250%	3/15/37	1,790,000	1,172,516	C
The Travelers Cos. Inc.	6.250%	6/15/37	710,000	682,644
Willis North America Inc.	5.125%	7/15/10	760,000	620,424
Willis North America Inc.	5.625%	7/15/15	660,000	483,125

				9,018,984

IT Services — 0.3%
Electronic Data Systems Corp.	7.450%	10/15/29	570,000	617,492

Leisure Equipment and Products — 0.6%
Eastman Kodak Co.	7.250%	11/15/13	500,000	322,500
Hasbro Inc.	6.300%	9/15/17	970,000	917,177	I

				1,239,677

Media — 3.7%
Clear Channel Communications Inc.	4.400%	5/15/11	1,210,000	296,450
Clear Channel Communications Inc.	5.500%	9/15/14	500,000	60,000
Comcast Cable Holdings LLC	7.125%	2/15/28	180,000	170,225
Comcast Corp.	6.950%	8/15/37	1,800,000	1,895,494
Comcast Corp.	6.400%	5/15/38	750,000	748,247
News America Inc.	6.550%	3/15/33	1,495,000	1,340,365
Omnicom Group Inc.	0.000%	7/1/38	300,000	271,125	E,J
Time Warner Entertainment Co. LP	8.375%	7/15/33	505,000	509,610
Time Warner Inc.	6.875%	5/1/12	500,000	480,348

Annual Report to Shareholders	19

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Media — Continued
Time Warner Inc.	9.125%	1/15/13	$1,130,000	$1,119,837
Time Warner Inc.	7.700%	5/1/32	1,015,000	1,016,251

				7,907,952

Metals and Mining — 2.8%
Alcoa Inc.	6.000%	7/15/13	260,000	235,088
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	4,520,000	3,706,400
GTL Trade Finance Inc.	7.250%	10/20/17	2,232,000	1,872,335	A

				5,813,823

Multi-Utilities — 0.1%
DTE Energy Co.	6.350%	6/1/16	270,000	241,970

Multiline Retail — 0.9%
Federated Retail Holdings Inc.	5.350%	3/15/12	435,000	323,106
Macy’s Retail Holdings Inc.	5.875%	1/15/13	1,000,000	703,762
May Department Stores Co.	5.750%	7/15/14	1,070,000	678,875
May Department Stores Co.	6.650%	7/15/24	490,000	268,965

				1,974,708

Oil, Gas and Consumable Fuels — 8.1%
DCP Midstream LLC	6.750%	9/15/37	1,830,000	1,381,123	A
Devon Financing Corp. ULC	7.875%	9/30/31	560,000	616,618
Duke Capital LLC	6.250%	2/15/13	340,000	323,508
El Paso Corp.	7.800%	8/1/31	1,660,000	1,081,495
El Paso Corp.	7.750%	1/15/32	340,000	220,701
EOG Resources Inc.	5.875%	9/15/17	1,100,000	1,116,708
Hess Corp.	7.875%	10/1/29	2,970,000	2,851,146
KazMunaiGaz Exploration Production — GDR	8.375%	7/2/13	910,000	709,800	A
Kerr-McGee Corp.	6.950%	7/1/24	390,000	341,971

20	Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Oil, Gas and Consumable Fuels — Continued
Kinder Morgan Energy Partners LP	7.125%	3/15/12	$1,430,000	$1,381,097
Pemex Project Funding Master Trust	6.625%	6/15/35	3,624,000	3,067,716
Pemex Project Funding Master Trust	6.625%	6/15/35	260,000	220,090	A
Tennessee Gas Pipeline Co.	8.375%	6/15/32	1,000,000	862,891
The Williams Cos. Inc.	7.625%	7/15/19	2,000,000	1,562,500
Valero Energy Corp.	6.875%	4/15/12	390,000	392,196
XTO Energy Inc.	6.100%	4/1/36	1,270,000	1,054,538

				17,184,098

Paper and Forest Products — 0.4%
Weyerhaeuser Co.	6.750%	3/15/12	870,000	778,780

Pharmaceuticals — 0.2%
Wyeth	5.950%	4/1/37	440,000	488,526

Real Estate Investment Trusts (REITs) — 1.0%
Health Care REIT Inc.	5.875%	5/15/15	1,440,000	994,228
iStar Financial Inc.	5.375%	4/15/10	10,000	4,600
iStar Financial Inc.	5.950%	10/15/13	3,610,000	1,137,150

				2,135,978

Road and Rail — 0.2%
Burlington Northern Rail Road Co.	7.330%	6/23/10	38,638	39,302
Norfolk Southern Corp.	7.875%	5/15/43	348,000	345,415

				384,717

Thrifts and Mortgage Finance — 0.7%
BB&T Capital Trust II	6.750%	6/7/36	1,750,000	1,397,525

Annual Report to Shareholders	21

	Rate	Maturity Date	Par/Shares	Value

Corporate Bonds and Notes — Continued
Tobacco — 1.1%
Philip Morris International Inc.	6.875%	3/17/14	$1,120,000	$1,176,995
Reynolds American Inc.	7.875%	5/15/09	860,000	851,561
Reynolds American Inc.	7.625%	6/1/16	270,000	224,859

				2,253,415

Wireless Telecommunication Services — 1.4%
New Cingular Wireless Services Inc.	8.750%	3/1/31	980,000	1,225,084
Nextel Communications Inc.	5.950%	3/15/14	469,000	196,980
Nextel Communications Inc.	7.375%	8/1/15	1,600,000	672,000
Sprint Capital Corp.	8.375%	3/15/12	360,000	288,000
Sprint Capital Corp.	6.900%	5/1/19	920,000	653,200

				3,035,264

Total Corporate Bonds and Notes (Cost — $230,142,996)				161,792,646

Mortgage-Backed Securities — 1.0%
Variable Rate SecuritiesI —1.0%
Thornburg Mortgage Securities Trust 2007-4 2A1	6.216%	9/25/37	1,384,327	980,405
Thornburg Mortgage Securities Trust 2007-4 3A1	6.203%	9/25/37	1,317,919	1,011,128

Total Mortgage-Backed Securities (Cost — $2,678,761)				1,991,533

U.S. Government Agency Mortgage-Backed Securities — N.M.
Indexed SecuritiesB — N.M.
Freddie Mac	5.111%	9/1/24	45,677	45,493	J

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $45,717)				45,493

22	Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Yankee BondsK — 19.6%
Commercial Banks — 9.1%
AES El Salvador Trust	6.750%	2/1/16	$2,080,000	$1,482,628	A
ATF Capital BV	9.250%	2/21/14	2,280,000	1,482,000	A
Banco Mercantil del Norte SA	6.135%	10/13/16	2,030,000	1,300,398	A,C
Barclays Bank PLC	7.434%	9/29/49	2,750,000	1,390,345	A,C
Barclays Bank PLC	7.700%	12/31/49	840,000	555,458	A,C
BOI Capital Funding	5.571%	2/1/49	2,000,000	439,614	A,C
Glitnir Banki Hf	6.330%	7/28/11	1,100,000	52,250	A,D
Glitnir Banki Hf	6.693%	6/15/16	1,900,000	285	A,C,D
Glitnir Banki Hf	7.451%	12/14/49	700,000	105	A,C,D
HBOS Capital Funding LP	6.071%	6/30/49	1,490,000	551,078	A,C
HSBC Capital Funding LP	4.610%	6/27/49	760,000	411,836	A,C
HSBK Europe BV	7.250%	5/3/17	1,640,000	885,600	A
ICICI Bank Ltd.	6.375%	4/30/22	702,000	368,629	A,C
ICICI Bank Ltd.	6.375%	4/30/22	170,000	89,610	A,C
Kaupthing Bank Hf	5.750%	10/4/11	1,340,000	80,400	A,D
Kaupthing Bank Hf	7.625%	2/28/15	1,700,000	102,000	A,D,L
Kaupthing Bank Hf	7.125%	5/19/16	3,585,000	26,887	A,D
Landsbanki Islands Hf	7.431%	12/31/49	2,250,000	337	A,C,D
Mizuho Financial Group	5.790%	4/15/14	3,565,000	3,165,695	A
Natixis	10.000%	4/29/49	1,270,000	589,166	A,C
Resona Preferred Global Securities	7.191%	7/30/49	2,520,000	1,199,742	A,C
Royal Bank of Scotland Group PLC	7.640%	3/31/49	200,000	79,657	C
RSHB Capital SA	7.175%	5/16/13	2,040,000	1,479,000	A
RSHB Capital SA	7.125%	1/14/14	1,700,000	1,139,000	A
RSHB Capital SA	6.299%	5/15/17	570,000	324,900	A
Shinsei Finance Cayman Ltd.	6.418%	7/20/49	3,385,000	707,979	A,C

Annual Report to Shareholders	23

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — Continued
Commercial Banks — Continued
Sumitomo Mitsui Banking Corp.	5.625%	10/15/49	$730,000	$540,618	A,C
TuranAlem Finance BV	8.250%	1/22/37	1,709,000	734,870	A
TuranAlem Finance BV	8.250%	1/22/37	300,000	129,000	A

				19,309,087

Consumer Finance — 0.5%
Aiful Corp.	6.000%	12/12/11	2,165,000	876,907	A
HSBC Holdings PLC	5.250%	12/12/12	105,000	105,497

				982,404

Diversified Financial Services — 1.2%
Lukoil International
Finance BV	6.356%	6/7/17	982,000	599,020	A
Petroplus Finance Ltd.	7.000%	5/1/17	750,000	457,500	A
SMFG Preferred Capital	6.078%	1/29/49	230,000	155,165	A,C
TNK-BP Finance SA	7.500%	7/18/16	870,000	452,400	A
TNK-BP Finance SA	6.625%	3/20/17	100,000	48,000	A
UFJ Finance Aruba AEC	6.750%	7/15/13	920,000	899,206

				2,611,291

Diversified Telecommunication Services — 2.8%
British Telecommunications PLC	9.125%	12/15/30	420,000	446,435	H
Deutsche Telekom International Finance BV	8.750%	6/15/30	1,400,000	1,726,399	H
Deutsche Telekom International Finance BV	9.250%	6/1/32	670,000	852,670	H
Telecom Italia Capital	7.200%	7/18/36	2,070,000	1,593,900
Telefonica Emisiones S.A.U.	7.045%	6/20/36	800,000	873,225
VIP Finance Ireland Ltd	8.375%	4/30/13	680,000	435,200	A

				5,927,829

Food and Staples Retailing — 0.4%
Delhaize Group	6.500%	6/15/17	860,000	780,875

24	Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — Continued
Gas Utilities — 0.2%
Intergas Finance BV	6.375%	5/14/17	$850,000	$493,000	A

Insurance — 0.5%
Axa	8.600%	12/15/30	1,630,000	1,067,288

Metals and Mining — 1.1%
Evraz Group SA	8.875%	4/24/13	540,000	275,400	A
Vale Overseas Ltd.	6.875%	11/21/36	2,178,000	1,976,971

				2,252,371

Oil, Gas and Consumable Fuels — 2.9%
Anadarko Finance Co.	6.750%	5/1/11	10,000	10,004
Anadarko Finance Co.	7.500%	5/1/31	3,860,000	3,413,309
Gazprom	6.212%	11/22/16	1,439,000	949,740	A
Gazprom	6.510%	3/7/22	1,160,000	690,200	A
Petrobras International Finance Co.	5.875%	3/1/18	1,280,000	1,150,720

				6,213,973

Wireless Telecommunication Services — 0.9%
America Movil SA de CV	5.625%	11/15/17	1,070,000	951,261
Rogers Wireless Inc.	6.375%	3/1/14	1,000,000	950,598

				1,901,859

Total Yankee Bonds (Cost — $75,931,825)				41,539,977

Preferred Stocks — 0.1%
Fannie Mae	8.250%		35,925 shs	29,818	C,J
Freddie Mac	8.375%		244,245	95,255	C,J
Preferred Blocker Inc.	9.000%		616	154,000	A

Total Preferred Stocks (Cost — $4,615,075)				279,073

Total Long-Term Securities (Cost — $313,414,374)				205,648,722

Annual Report to Shareholders	25

	Rate	Maturity Date	Par/Shares	Value
Short-Term Securities — 0.1%
U.S. Government and Agency Obligations — 0.1%
Fannie Mae	0.000%	5/18/09	$300,000	$299,716	E,J

Total Short-Term Securities (Cost — $299,600)				299,716

Total Investments — 97.4% (Cost — $313,713,974)N				205,948,438
Other Assets Less Liabilities — 2.6%				5,433,523

Net Assets — 100.0%				$211,381,961

26	Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Expiration	Actual Contracts	Appreciation/ (Depreciation)
Futures Contracts PurchasedO
Eurodollar Futures	March 2009	265	$1,290,075
U.S. Treasury Bond Futures	March 2009	1	13,440
U.S. Treasury Note Futures	March 2009	291	944,295

			$2,247,810

Futures Contracts WrittenO
U.S. Treasury Note Futures	March 2009	245	$(1,909,795)

N.M. Not Meaningful.

A

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold under that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 23.45% of net assets.

B

Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2008.

C

Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D	Bond is currently in default.

E	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

F	Pay-in-Kind (“PIK”) security — A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.

G	Credit Linked Security — The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.

H	Convertible Security — Security may be converted into the issuer’s common stock.

I	The coupon rates shown on variable rate securities are the rates at December 31, 2008. These rates vary with the weighted average coupon of the underlying loans.

J	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

K	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.

L	Illiquid security valued at fair value under the procedures approved by the Board of Directors.

M	All or a portion of this security is collateral to cover futures and options contracts written.

N	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,259,425
Gross unrealized depreciation	(109,029,768)

Net unrealized depreciation	$(107,770,343)

O	Futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders	27

Statement of Assets and Liabilities

Investment Grade Income Portfolio

December 31, 2008

Assets:
Investment securities at market value (Cost – $313,414,374)		$205,648,722
Short-term securities at value (Cost – $299,600)		299,716
Cash		108,092
Receivable for securities sold		6,270,550
Interest and dividends receivable		4,645,644
Receivable for fund shares sold		328,220
Futures variation margin receivable		207,765
Other assets		1,226

Total assets		217,509,935
Liabilities:
Payable for securities purchased	$3,833,796
Payable for fund shares repurchased	2,059,799
Accrued distribution and service fees	104,877
Accrued management fee	6,124
Accrued expenses	123,378

Total liabilities		6,127,974

Net Assets		$211,381,961

Net assets consist of:
Accumulated paid-in-capital		$334,821,684
Undistributed net investment income		216,024
Accumulated net realized loss on investments and futures		(16,228,226)
Net unrealized depreciation on investments and futures		(107,427,521)

Net Assets		$211,381,961

Net Asset Value Per Share:
Primary Class (28,922,278 shares outstanding)		$6.96

Institutional Class (1,427,647 shares outstanding)		$6.97

See notes to financial statements.

28	Annual Report to Shareholders

Statement of Operations

Investment Grade Income Portfolio

For the Year Ended December 31, 2008

Investment Income:
Interest	$25,454,461
Dividends	119,560

Total income		$25,574,021
Expenses:
Management fees	1,973,193
Distribution and service fees:
Primary Class	1,569,891
Audit and legal fees	70,459
Custodian fees	52,417
Directors’ fees and expenses	64,022
Registration fees	38,064
Reports to shareholders:
Primary Class	77,779
Institutional Class	3,718
Transfer agent and shareholder servicing expense:
Primary Class	237,022
Institutional Class	20,055
Other expenses	50,696

	4,157,316
Less: Fees waived	(942,422)
Compensating balance credits	(676)

Net expenses		3,214,218

Net Investment Income		22,359,803
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(15,718,934)
Futures	238,839

		(15,480,095)
Change in unrealized appreciation/(depreciation) of investments and futures		(97,822,130)

Net Realized and Unrealized Loss on Investments		(113,302,225)

Change in Net Assets Resulting From Operations		$(90,942,422)

See notes to financial statements.

Annual Report to Shareholders	29

Statement of Changes in Net Assets

Investment Grade Income Portfolio

	For the Years Ended December 31,
	2008	2007
Change in Net Assets:
Net investment income	$22,359,803	$23,270,259
Net realized loss	(15,480,095)	(636,366)
Change in unrealized appreciation/(depreciation)	(97,822,130)	(14,426,794)

Change in net assets resulting from operations	(90,942,422)	8,207,099
Distributions to shareholders from:
Net investment income:
Primary Class	(21,039,955)	(21,444,590)
Institutional Class	(1,065,882)	(1,750,021)
Net realized gain on investments:
Primary Class	—	(1,197,499)
Institutional Class	—	(46,104)
Change in net assets from fund share transactions:
Primary Class	(76,519,144)	(3,651,630)
Institutional Class	(33,416,476)	37,490,814

Change in net assets	(222,983,879)	17,608,069
Net Assets:
Beginning of year	434,365,840	416,757,771

End of year	$211,381,961	$434,365,840

Undistributed/(Overdistributed) net investment income	$216,024	$(38,830)

See notes to financial statements.

30	Annual Report to Shareholders

Financial Highlights

Investment Grade Income Portfolio

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$10.11		$10.49		$10.40		$10.81	$10.88

Investment operations:
Net investment income	.61	A	.55	A	.51	A	.49	.49
Net realized and unrealized gain/(loss)	(3.16)		(.35)		.09		(.31)	.18

Total from investment operations	(2.55)		.20		.60		.18	.67

Distributions from:
Net investment income	(.60)		(.55)		(.51)		(.49)	(.49)
Net realized gain on investments	—		(.03)		—	B	(.10)	(.25)

Total distributions	(.60)		(.58)		(.51)		(.59)	(.74)

Net asset value, end of year	$6.96		$10.11		$10.49		$10.40	$10.81

Total return	(26.19)%		1.93%		6.01%		1.69%	6.29%
Ratios to Average Net Assets:C
Total expenses	1.28%		1.28%		1.33%		1.30%	1.27%
Expenses net of waivers, if any	1.00%		1.00%		1.00%		1.00%	1.00%
Expenses net of all reductions	1.00%		1.00%		1.00%		1.00%	1.00%
Net investment income	6.78%		5.32%		4.98%		4.64%	4.47%
Supplemental Data:
Portfolio turnover rate	15.3%		47.2%		65.7%		51.1%	74.9%
Net assets, end of year (in thousands)	$201,437		$386,094		$404,864		$366,329	$403,361

A	Computed using average daily shares outstanding.

B	Amount less than $.01 per share.

C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders	31

Financial Highlights

Investment Grade Income Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$10.11		$10.49		$10.41		$10.82	$10.89

Investment operations:
Net investment income	.65	A	.61	A	.56	A	.55	.54
Net realized and unrealized gain/(loss)	(3.14)		(.36)		.08		(.31)	.17

Total from investment operations	(2.49)		.25		.64		.24	.71

Distributions from:
Net investment income	(.65)		(.60)		(.56)		(.55)	(.53)
Net realized gain on investments	—		(.03)		—	B	(.10)	(.25)

Total distributions	(.65)		(.63)		(.56)		(.65)	(.78)

Net asset value, end of year	$6.97		$10.11		$10.49		$10.41	$10.82

Total return	(25.71)%		2.44%		6.45%		2.27%	6.85%
Ratios to Average Net Assets:C
Total expenses	.85%		.74%		.74%		.74%	.74%
Expenses net of waivers, if any	.50%		.50%		.50%		.44%	.47%
Expenses net of all reductions	.50%		.50%		.50%		.44%	.47%
Net investment income	7.24%		5.95%		5.47%		5.26%	5.02%
Supplemental Data:
Portfolio turnover rate	15.3%		47.2%		65.7%		51.1%	74.9%
Net assets, end of year (in thousands)	$9,945		$48,272		$11,894		$20,441	$10,216

See notes to financial statements.

32	Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Limited Duration Bond Portfolio

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	One Year	Five Years	Ten Years	Since InceptionA

Limited Duration Bond Portfolio:B
Primary Class	–16.52%	–1.58%	+1.54%	+4.73%
Institutional Class	–16.09%	–1.10%	+2.07%	+3.87%
Merrill Lynch 1-3 Year Treasury IndexC	+6.61%	+4.06%	+4.71%	+6.07%
Lipper Short-Intermediate Investment Grade Debt Funds Category AverageD	–2.82%	+1.80%	+3.78%	+5.93%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary and Institutional Classes, please visit www.legg-mason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The gross expense ratios for the Primary and Institutional Classes were 1.18% and 0.72%, respectively, as indicated in the Fund’s most current prospectus dated May 1, 2008 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Primary and Institutional Classes were 1.00% and 0.50%, respectively, as indicated in the Fund’s prospectus dated May 1, 2008 and reflect contractual fee waivers and/or reimbursements. As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Primary Class shares and 0.50% for Institutional Class shares until April 30, 2009.

Strategies produced predominantly negative results over the past 12 months. Our tactically-driven durationE posture and yield curveF strategy contributed to performance as bond yields rallied over the year and the yield curve steepened. An emphasis on lower-quality credits and select financial issues was also a large detractor from performance as spreads soared in the wake of the subprime lending crisis, deteriorating

Annual Report to Shareholders	33

liquidity conditions and slowing economic growth. Spreads widened to new all-time highs in mid-March, before partially recovering in April and May. These gains were given back later in the period, however, on deteriorating investor sentiment and poor earnings. The high-yield sector performed poorly on news of more ratings downgrades, rising defaults, and a volatile and declining stock market. A large overweight exposure to the mortgage-backed sector also detracted from performance as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency mortgage-backed issues that were particularly impacted and further detracted from performance due to a lack of liquidity, rising defaults and uncertainty in that marketplace.

Western Asset Management Company

January 20, 2009

A

The inception date of the Primary Class is August 7, 1987. The inception date of the Institutional Class is December 1, 1994. Index returns are for periods beginning July 31, 1987. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B

Prior to August 31, 2004, the Fund was known as Legg Mason U.S. Government Intermediate-Term Portfolio and followed a policy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such investments, with a dollar-weighted average portfolio maturity between three and ten years. The Fund’s performance prior to such change might have been better or worse had the Fund been managed in accordance with its current objective, policies and strategies.

C

The Merrill Lynch 1-3 Year Treasury Index is a market capitalization-weighted index including all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

D

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds.

E

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

F	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

34	Annual Report to Shareholders

Expense Example

Legg Mason Limited Duration Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2008, and held through December 31, 2008. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses PaidA During the Period 7/1/08 to 12/31/08
Primary Class:
Actual	$1,000.00	$861.50	$4.68
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08
Institutional Class:
Actual	$1,000.00	$863.70	$2.34
Hypothetical (5% return before expenses)	1,000.00	1,022.62	2.54

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.00% and 0.50% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 366.

Annual Report to Shareholders	35

Performance Information

Legg Mason Limited Duration Bond Portfolio

The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Institutional Class shares of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

36	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–16.52%	–16.52%
Five Years	–7.65%	–1.58%
Ten Years	+16.55%	+1.54%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	A total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1-3 years.

Annual Report to Shareholders	37

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return

One Year	–16.09%	–16.09%
Five Years	–5.36%	–1.10%
Ten Years	+22.72%	+2.07%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38	Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2008)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B

The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time. The charts do not include derivatives such as Futures Contracts, Options Written.

C

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

D	Preferred Stocks do not have a defined maturity date.

Annual Report to Shareholders	39

Legg Mason Limited Duration

Spread Duration

December 31, 2008

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
LCBI	— Barclays U.S. Capital Credit Bond Index
CMBS	— Commercial Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

40	Annual Report to Shareholders

Performance Information — Continued

Legg Mason Limited Duration

Effective Duration

December 31, 2008

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
LCBI	— Barclays U.S. Capital Credit Bond Index
CMBS	— Commercial Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Annual Report to Shareholders	41

Portfolio of Investments

Limited Duration Bond Portfolio

December 31, 2008

	Rate	Maturity Date	Par/Shares	Value

Long-Term Securities — 94.7%
Corporate Bonds and Notes — 30.3%
Aerospace and Defense — 0.4%
United Technologies Corp.	5.375%	12/15/17	$410,000	$414,467

Airlines — 1.5%
Continental Airlines Inc.	7.056%	9/15/09	70,000	67,200
Continental Airlines Inc.	6.900%	1/2/18	435,955	348,764
Continental Airlines Inc.	6.545%	2/2/19	387,411	309,929
Continental Airlines Inc.	6.703%	6/15/21	286,978	215,233
Northwest Airlines Inc.	2.968%	5/20/14	845,819	592,074	A

				1,533,200

Capital Markets — 2.9%
Goldman Sachs Capital II	5.793%	12/29/49	2,080,000	799,600	B
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/49	970,000	97	C
Lehman Brothers Holdings Inc.	6.500%	7/19/17	340,000	34	C
Merrill Lynch and Co. Inc.	6.050%	8/15/12	700,000	690,605
Merrill Lynch and Co. Inc.	6.150%	4/25/13	720,000	713,440
Morgan Stanley	6.600%	4/1/12	330,000	319,041
The Bear Stearns Cos. Inc.	6.400%	10/2/17	200,000	207,836
The Goldman Sachs Group Inc.	6.600%	1/15/12	350,000	345,333

				3,075,986

Chemicals — 0.1%
The Dow Chemical Co.	5.700%	5/15/18	90,000	79,957

Commercial Banks — 4.1%
HSBC Bank PLC	7.333%	7/20/12	1,000,000	505,000	A,D
HSBC Bank PLC	7.468%	8/20/12	70,000	37,569	A
Keycorp	2.646%	12/15/10	1,900,000	1,906,975	A
SunTrust Capital VIII	6.100%	12/15/36	120,000	84,481	B

42	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Commercial Banks — Continued
Wachovia Capital Trust III	5.800%	8/29/49	$1,960,000	$1,156,400	B
Wells Fargo Capital X	5.950%	12/15/36	300,000	257,114	B
Wells Fargo Capital XIII	7.700%	12/29/49	350,000	288,859	B

				4,236,398

Commercial Services and Supplies — 0.6%
Waste Management Inc.	7.375%	8/1/10	650,000	658,702

Consumer Finance — 3.3%
American Express Bank FSB	3.150%	12/9/11	1,900,000	1,915,126
American Express Co.	6.800%	9/1/66	600,000	310,591	B
GMAC LLC	7.500%	12/31/13	8,530,000	622,690	D
Nelnet Inc.	7.400%	9/29/36	380,000	113,941	B
SLM Corp.	8.450%	6/15/18	590,000	466,466

				3,428,814

Diversified Financial Services — 3.9%
AGFC Capital Trust I	6.000%	1/15/67	860,000	205,409	B,D
Capmark Financial Group Inc.	5.875%	5/10/12	400,000	136,396	E
General Electric Capital Corp.	3.116%	12/9/11	2,000,000	2,033,960	A
General Electric Capital Corp.	6.375%	11/15/67	675,000	424,284	B
IBM International Group Capital LLC	5.050%	10/22/12	950,000	991,261
ZFS Finance USA Trust III	3.146%	12/15/65	970,000	293,425	A,D

				4,084,735

Diversified Telecommunication Services — 0.4% Qwest Corp.	7.875%	9/1/11	230,000	211,600
Verizon Communications Inc.	8.750%	11/1/18	150,000	175,983

				387,583

Annual Report to Shareholders	43

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Electric Utilities — 0.5%
Pacific Gas and Electric Co.	4.800%	3/1/14	$500,000	$491,028

Food and Staples Retailing — 0.5%
Wal-Mart Stores Inc.	5.800%	2/15/18	500,000	553,275

Health Care Equipment and Supplies — 0.4%
Hospira Inc.	5.550%	3/30/12	500,000	473,734

Health Care Providers and Services — 0.2%
Quest Diagnostics Inc.	5.125%	11/1/10	180,000	174,723

IT Services — 1.0%
Electronic Data Systems Corp.	7.125%	10/15/09	1,000,000	1,016,625

Leisure Equipment and Products — 0.1%
Eastman Kodak Co.	7.250%	11/15/13	110,000	70,950

Media — 2.7%
Clear Channel Communications Inc.	4.250%	5/15/09	1,100,000	968,000
Comcast Cable Communications Inc.	6.875%	6/15/09	600,000	602,811
The Walt Disney Co.	4.700%	12/1/12	280,000	288,171
Time Warner Cable Inc.	8.250%	2/14/14	180,000	182,604
Time Warner Inc.	5.500%	11/15/11	830,000	779,880

				2,821,466

Multi-Utilities — 0.3%
Dominion Resources Inc.	8.875%	1/15/19	300,000	323,517

44	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Multiline Retail — 0.2%
Federated Retail Holdings Inc.	5.350%	3/15/12	$330,000	$245,115

Office Electronics — 0.3% Xerox Corp.	5.500%	5/15/12	330,000	276,556

Oil, Gas and Consumable Fuels — 4.0%
Apache Corp.	6.250%	4/15/12	520,000	544,573
Devon Financing Corp. ULC	6.875%	9/30/11	350,000	353,206
El Paso Natural Gas Co.	5.950%	4/15/17	590,000	468,827
Energy Transfer Partners LP	9.700%	3/15/19	120,000	123,649
Hess Corp.	6.650%	8/15/11	510,000	509,798
Kinder Morgan Energy Partners LP	6.750%	3/15/11	810,000	787,839
Occidental Petroleum Corp.	7.000%	11/1/13	690,000	753,097
Pemex Project Funding Master Trust	2.820%	12/3/12	252,000	210,420	A,D
XTO Energy Inc.	5.650%	4/1/16	440,000	403,686

				4,155,095

Real Estate Investment Trusts (REITs) — 1.0%iStar Financial Inc.	2.336%	9/15/09	1,330,000	758,100	A
iStar Financial Inc.	5.650%	9/15/11	1,000,000	320,000

				1,078,100

Thrifts and Mortgage Finance — 1.1%
Countrywide Financial Corp.	1.686%	3/24/09	610,000	605,037	A
Countrywide Financial Corp.	5.800%	6/7/12	600,000	584,792

				1,189,829

Annual Report to Shareholders	45

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Tobacco — 0.4%
Philip Morris International Inc.	4.875%	5/16/13	$400,000	$401,145

Wireless Telecommunication Services — 0.4%
Sprint Capital Corp.	6.375%	5/1/09	30,000	29,813
Vodafone Group PLC	5.350%	2/27/12	450,000	444,262

				474,075

Total Corporate Bonds and Notes (Cost — $40,031,782)				31,645,075

Asset-Backed Securities — 8.9%
Fixed Rate Securities — 2.0%
Countryplace Manufactured Housing Contract Trust 2007-1 A1	5.484%	7/15/37	60,601	59,721	B,D
Drive Auto Receivables Trust 2006-1 A4	5.540%	12/16/13	900,000	828,314	D
Prestige Auto Receivables Trust 2005-1A	4.370%	6/16/12	438,340	401,513	D
Structured Asset Securities Corp. 2003-AL1	3.357%	4/25/31	478,526	377,103	D
Wells Fargo Financial Auto Owner Trust 2005-A A4	4.280%	5/15/12	386,844	376,557

				2,043,208

Indexed SecuritiesA — 6.3%
Asset Backed Funding Certificates 2002-WF2	1.596%	5/25/32	221,263	198,550
Asset Backed Funding Certificates 2004-OPT2 M1	1.021%	8/25/33	400,000	241,869
Bear Stearns Asset Backed Securities Inc. 2004-1	0.991%	6/25/34	1,972,585	1,069,411
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A	0.871%	11/25/46	1,467,646	549,046	D

46	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Asset-Backed Securities — Continued
Indexed Securities — Continued
Countrywide Asset-Backed Certificates 2007-13 2A1	1.371%	10/25/47	$907,779	$668,420
Countrywide Home Equity Loan Trust 2004-O	1.475%	2/15/34	366,545	107,312
Lehman XS Trust 2005-5N 3A1A	0.771%	11/25/35	1,317,094	613,016
Long Beach Mortgage Loan Trust 2006-A A1	0.561%	5/25/36	1,006,369	58,636
Nelnet Student Loan Trust 2008-4 A4	5.015%	4/25/24	1,600,000	1,296,214
RAAC Series 2005-RP1	0.811%	7/25/37	178,386	174,929	D
Securitized Asset Backed Receivables LLC 2006- FR3 A2	0.611%	5/25/36	621,451	540,711
Specialty Underwriting & Residential Finance Trust 2001-BC4 M1	1.071%	11/25/34	530,000	325,517
Structured Asset Securities Corp. 2007-BC3 1A2	0.611%	5/25/47	800,000	412,669
WaMu Asset-Backed Certificates 2007-HE1 2A3	0.621%	1/25/37	800,000	268,435

				6,524,735

Variable Rate SecuritiesF — 0.6%
Green Tree 2008-MH1 A1	7.000%	4/25/38	780,195	682,670	D

Total Asset-Backed Securities (Cost — $14,921,115)				9,250,613

Mortgage-Backed Securities — 20.7% Fixed Rate Securities — 2.0%
Residential Asset Mortgage Products Inc. 2005-SL1	8.000%	5/25/32	1,041,429	732,581

Annual Report to Shareholders	47

	Rate	Maturity Date	Par/Shares	Value
Mortgage-Backed Securities — Continued
Fixed Rate Securities — Continued
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004- RA1	7.000%	3/25/34	$1,566,516	$1,401,543

				2,134,124

Indexed SecuritiesA — 14.0%
Banc of America Mortgage Securities 2005-F	5.007%	7/25/35	1,761,326	1,280,469
Bayview Commercial Asset Trust 2005-2A A2	0.821%	8/25/35	533,354	418,596	D
Bear Stearns Alt-A Trust 2007-1 1A1	0.631%	1/25/47	1,631,573	579,559
Bear Stearns ARM Trust 2004-10	5.042%	1/25/35	264,284	194,066
Countrywide Alternative Loan Trust 2005-59 1A1	1.783%	11/20/35	1,235,349	617,526
Countrywide Alternative Loan Trust 2006-0A2 A5	0.738%	5/20/46	1,568,191	569,763
Countrywide Alternative Loan Trust 2007-AL1 A1	0.721%	6/25/37	420,396	158,856
CS First Boston Mortgage Securities Corp. 2004-AR5 7A2	4.604%	6/25/34	527,332	386,775
First Horizon Alternative Mortgage Securities 2006-FA8 1A8	0.841%	2/25/37	362,665	108,541
Greenpoint Mortgage Funding Trust 2006-AR7 1A1B	0.591%	12/25/46	610,570	335,654
Harborview Mortgage Loan Trust 2004-8 3A2	0.981%	11/29/34	357,275	169,827
HomeBanc Mortgage Trust 2004-2 A1	0.841%	12/25/34	786,465	508,172

48	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Mortgage-Backed Securities — Continued
Indexed Securities — Continued
HomeBanc Mortgage Trust 2005-1 A1	0.721%	3/25/35	$1,239,679	$707,101
Impac CMB Trust 2004-6 1A2	1.251%	10/25/34	244,977	123,738
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1	6.217%	11/25/37	791,512	487,959
JPMorgan Mortgage Trust 2004-A1 1A1	4.347%	10/25/33	1,856,649	1,302,015
JPMorgan Mortgage Trust 2004-A1 1A1	4.794%	2/25/34	547,110	412,238
MASTR Adjustable Rate Mortgages Trust 2004-13	3.788%	11/21/34	3,000,000	1,920,062
MASTR Adjustable Rate Mortgages Trust 2006-OA2 1A1	3.279%	12/25/46	980,303	200,015
MASTR Specialized Loan Trust 2006-01 A	0.771%	12/25/35	431,459	344,687	D
Sequoia Mortgage Trust 2003-2 A2	4.859%	6/20/33	304,377	235,676
Structured Asset Mortgage Investments Inc. 2006-AR2 A1	0.701%	2/25/36	682,314	283,188
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A	0.681%	8/25/36	1,188,246	472,072
WaMu Alternative Mortgage Pass-Through Certificates 2006-AR01 A1B	0.791%	2/25/36	1,174,807	285,050
WaMu Mortgage Pass Through Certificates 2003-AR8 A	4.282%	8/25/33	411,330	306,816

Annual Report to Shareholders	49

	Rate	Maturity Date	Par/Shares	Value
Mortgage-Backed Securities — Continued
Indexed Securities — Continued
WaMu Mortgage Pass-Through Certificates 2003-AR10	4.672%	10/25/33	$1,968,483	$1,621,598
WaMu Mortgage Pass-Through Certificates 2004-AR08 A1	1.858%	6/25/44	461,208	264,002
WaMu Mortgage Pass-Through Certificates 2006-AR4 DA	3.449%	6/25/46	789,543	252,654

				14,546,675

Variable Rate SecuritiesF — 4.7%
Banc of America Funding Corp. 2004-B	5.258%	12/20/34	294,739	178,855
Chase Mortgage Finance Corp. 2007-A1 2A3	4.137%	2/25/37	725,927	569,865
Citigroup Mortgage Loan Trust Inc. 2007-AR4 2A1A	5.471%	3/25/37	1,752,320	980,230
Citigroup Mortgage Loan Trust Inc. 2007-AR8 1A1A	5.727%	8/25/47	895,649	470,656
Countrywide Alternative Loan Trust 2004-33 1A1	6.249%	12/25/34	162,469	92,400
Countrywide Alternative Loan Trust 2004-33 2A1	5.395%	12/25/34	113,503	53,086
JPMorgan Mortgage Trust 2006-A2 5A1	5.152%	11/25/33	288,250	217,346
Nomura Asset Acceptance Corp. 2004-AR4 1A1	4.889%	12/25/34	921,399	540,587
Prime Mortgage Trust 2005-2	7.399%	10/25/32	823,219	572,395

50	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Mortgage-Backed Securities — Continued
Variable Rate SecuritiesF — Continued
Structured Adjustable Rate Mortgage Loan Trust 2005-12 3A1	5.677%	6/25/35	$598,525	$409,751
WaMu Mortgage Pass-Through Certificates 2004-AR14 A1	4.255%	1/25/35	1,146,103	789,619

				4,874,790

Total Mortgage-Backed Securities (Cost — $36,153,703)				21,555,589

U.S. Government and Agency Obligations — 8.1%
Treasury Inflation-Protected SecuritiesG — 8.1%
United States Treasury Inflation-Protected Security	0.875%	4/15/10	8,268,011	7,770,641
United States Treasury Inflation-Protected Security	3.875%	4/15/29	527,136	651,054	H

Total U.S. Government and Agency Obligations (Cost — $8,801,098)				8,421,695

U.S. Government Agency Mortgage-Backed Securities — 15.4%
Fixed Rate Securities — 10.2%
Fannie Mae	8.500%	6/1/10 to 8/1/11	705	727	I
Fannie Mae	6.500%	7/1/13 to 10/1/32	928,836	966,807	I
Fannie Mae	9.500%	7/1/14	2,846	2,940	I
Fannie Mae	11.000%	12/1/15	15,320	16,966	I
Fannie Mae	12.500%	1/1/18	19,334	22,902	I
Fannie Mae	9.000%	11/1/21	62,679	67,236	I
Fannie Mae	7.000%	12/1/26 to 1/1/33	3,275,562	3,465,906	I
Fannie Mae	6.000%	11/1/27 to 7/1/38	291,349	300,239	I
Fannie Mae	5.000%	6/1/35	962,288	984,432	I
Fannie Mae	5.500%	4/1/36	1,475,953	1,483,534	I
Fannie Mae	6.000%	12/1/38	600,000	617,625	I,J
Freddie Mac	9.750%	11/1/09	18	18	I
Freddie Mac	9.000%	1/1/17 to 1/1/21	56,528	59,740	I
Freddie Mac	8.500%	6/1/21	1,563	1,672	I

Annual Report to Shareholders	51

	Rate	Maturity Date	Par/Shares	Value
U.S. Government Agency Mortgage-Backed Securities — Continued
Fixed Rate Securities — Continued
Freddie Mac	8.000%	2/1/31	$169,159	$180,352	I
Freddie Mac	7.000%	4/1/32	1,161,813	1,220,985	I
Freddie Mac	5.000%	11/1/35	153,795	157,382	I
Government National Mortgage Association	6.000%	5/15/14 to 11/15/28	154,980	162,380
Government National Mortgage Association	9.000%	6/15/22 to 9/15/22	1,449	1,551
Government National Mortgage Association	6.000%	12/1/38	900,000	927,843	J

				10,641,237

Indexed SecuritiesA — 4.8%
Fannie Mae	4.341%	10/1/34	660,950	663,231	I
Fannie Mae	4.329%	1/1/35	877,318	848,628	I
Fannie Mae	4.795%	2/1/35	467,434	472,978	I
Fannie Mae	4.961%	3/1/35	3,021,454	3,049,118	I

				5,033,955

Stripped Securities — 0.4%
Government National Mortgage Association	7.438%	6/16/26	1,354,626	214,244	K,L1
Government National Mortgage Association	7.488%	8/16/26	938,143	145,429	K,L1

				359,673

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $16,351,516)				16,034,865

Yankee BondsM — 11.1%
Beverages — 0.3%
Diageo Capital PLC	5.200%	1/30/13	350,000	344,407

Capital Markets — 0.9%
Deutsche Bank AG	6.000%	9/1/17	900,000	954,948

52	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — 11.1%
Commercial Banks — 1.0%
Glitnir Banki Hf	5.815%	1/21/11	$1,550,000	$73,625	A,C,D
Glitnir Banki Hf	6.693%	6/15/16	50,000	8	B,C,D
HSBC Bank PLC	7.718%	8/20/12	70,000	37,905	A
Kaupthing Bank Hf	4.958%	1/15/10	190,000	11,400	A,C,D
Kaupthing Bank Hf	5.750%	10/4/11	420,000	25,200	C,D
Kaupthing Bank Hf	7.625%	2/28/15	330,000	19,800	C,D,K
Landsbanki Islands Hf	6.100%	8/25/11	620,000	10,850	C,D
Landsbanki Islands Hf	7.431%	12/31/49	240,000	36	B,C,D
Resona Preferred Global Securities	7.191%	12/29/49	830,000	395,153	B,D
Shinsei Finance Cayman Ltd.	6.418%	1/29/49	640,000	133,857	B,D
TuranAlem Finance BV	5.434%	1/22/09	320,000	300,800	A,D

				988,834

Diversified Financial Services — 1.8%
Aiful Corp.	5.000%	8/10/10	1,280,000	703,743	D
MUFG Capital Finance 1 Ltd.	6.346%	7/29/49	600,000	418,034	B
TNK-BP Finance SA	6.875%	7/18/11	1,090,000	795,700	D

				1,917,477

Diversified Telecommunication Services — 3.0%
British Telecommunications PLC	8.625%	12/15/10	520,000	534,924	E
Deutsche Telekom International Finance BV	8.500%	6/15/10	650,000	669,548	E
France Telecom SA	7.750%	3/1/11	570,000	599,813
Koninklijke (Royal) KPN NV	8.000%	10/1/10	680,000	686,258
Telefonica Emisiones S.A.U.	3.356%	2/4/13	790,000	633,733	A

				3,124,276

Health Care Equipment and Supplies — 0.5%
Baxter Finco BV	4.750%	10/15/10	520,000	518,530

Annual Report to Shareholders	53

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — 11.1%
Industrial Conglomerates — 1.4%
Tyco International Group SA	6.375%	10/15/11	$1,480,000	$1,454,757

Insurance — 0.4%
Merna Reinsurance Ltd.	3.218%	7/7/10	400,000	361,160	A,D

Metals and Mining — 1.0%
Vale Overseas Ltd.	6.250%	1/23/17	1,130,000	1,065,364

Oil, Gas and Consumable Fuels — 0.8%
Anadarko Finance Co.	6.750%	5/1/11	870,000	870,311

Total Yankee Bonds (Cost — $17,154,505)				11,619,864

Preferred Stocks — 0.2%
Fannie Mae	8.250%		15,950shs	13,238	B,I
Freddie Mac	8.375%		21,700	8,463	B,I
Home Ownership Funding Corp.	1.000%		500	49,275	D,F
Home Ownership Funding Corp. II	1.000%		1,400	137,970	D,F

Total Preferred Stocks (Cost — $2,478,698)				208,946

Total Long-Term Securities (Cost — $135,892,417)				98,736,647

Short-Term Securities — 3.1%
U.S. Government and Agency Obligations — 3.1%
Fannie Mae	0.000%	5/18/09	$806,000	805,239	I,N
Federal Home Loan Bank	0.000%	3/26/09	2,500,000	2,499,598	N

				3,304,837

54	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares		Value
Short-Term Securities — Continued
Options PurchasedO — N.M.
U.S. Treasury Note Futures Put, February 2009, Strike Price $85.00			59	P	$922

Total Short-Term Securities (Cost — $3,306,190)					3,305,759

Total Investments — 97.8% (Cost — $139,198,607)Q					102,042,406
Other Assets Less Liabilities — 2.2%					2,246,605

Net Assets — 100.0%					$104,289,011

Annual Report to Shareholders	55

	Expiration	Actual Contracts	Appreciation/ (Depreciation)
Futures Contracts PurchasedO
Eurodollar Futures	March 2009	190	$931,575
Eurodollar Futures	June 2009	174	950,493
Eurodollar Futures	September 2009	66	421,933
Eurodollar Futures	September 2010	16	(4,368)
U.S. Treasury Note Futures	March 2009	83	183,030
U.S. Treasury Note Futures	March 2009	319	775,967

			$3,258,630

Futures Contracts WrittenO
U.S. Treasury Bond Futures	March 2009	62	$(797,013)
U.S. Treasury Note Futures	March 2009	100	(320,203)

			$(1,117,216)

Options WrittenO
Eurodollar Futures Call, Strike Price $97.63	September 2009	66	$(142,917)
Eurodollar Futures Call, Strike Price $98.25	March 2009	124	(156,845)
U.S. Treasury Note Futures Call, Strike Price $117.00	February 2009	32	(49,410)
U.S. Treasury Note Futures Call, Strike Price $118.00	February 2009	65	(475,216)
U.S. Treasury Note Futures Put, Strike Price $110.00	February 2009	65	79,175

			$(745,213)

N.M. Not Meaningful.

A

Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2008.

56	Annual Report to Shareholders

Portfolio of Investments — Continued

Limited Duration Bond Portfolio — Continued

B

Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C	Bond is currently in default.

D

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold under that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 8.33% of net assets.

E	Credit Linked Security — The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.

F	The coupon rates shown on variable rate securities are the rates at December 31, 2008. These rates vary with the weighted average coupon of the underlying loans.

G

Treasury Inflation-Protected Security — Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

H	All or a portion of this security is collateral to cover futures and options contracts written.

I	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

J	When-issued Security — Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

K	Illiquid security valued at fair value under the procedures approved by the Board of Directors.

L

Stripped Security — Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

M	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.

N	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

O	Options and futures are described in more detail in the notes to financial statements.

P	Par represents actual number of contracts.

Q	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$730,253
Gross unrealized depreciation	(37,890,175)

Net unrealized depreciation	$(37,159,922)

See notes to financial statements.

Annual Report to Shareholders	57

Statement of Assets and Liabilities

Limited Duration Bond Portfolio

December 31, 2008

Assets:
Investment securities at market value (Cost – $135,892,417)		$98,736,647
Short-term securities at value (Cost – $3,306,190)		3,305,759
Cash		3,640,491
Receivable for securities sold		2,822,973
Interest receivable		886,608
Receivable for fund shares sold		369,404
Futures variation margin receivable		96,108
Other assets		11,324

Total assets		109,869,314
Liabilities:
Payable for securities purchased	$3,796,501
Options written (Proceeds – $299,403)	1,044,616
Payable for fund shares repurchased	570,713
Accrued management fees	53,123
Accrued distribution and service fees	24,802
Payable for Lehman settlements	2,281
Accrued expenses	88,267

Total liabilities		5,580,303

Net Assets		$104,289,011

Net assets consist of:
Accumulated paid-in-capital		$150,880,774
Overdistributed net investment income		(200,722)
Accumulated net realized loss on investments, options and futures		(10,631,041)
Net unrealized depreciation of investments, options and futures		(35,760,000)

Net Assets		$104,289,011

Net Asset Value Per Share:
Primary Class (12,143,287 shares outstanding)		$7.95

Institutional Class (970,198 shares outstanding)		$7.95

See notes to financial statements.

58	Annual Report to Shareholders

Statement of Operations

Limited Duration Bond Portfolio

For the Year Ended December 31, 2008

Investment Income:
Interest	$7,587,066
Dividends	66,748

Total income		$7,653,814
Expenses:
Management fees	660,803
Distribution and service fees:
Primary Class	683,571
Audit and legal fees	61,376
Custodian fees	39,473
Directors’ fees and expenses	56,778
Registration fees	34,278
Reports to shareholders:
Primary Class	43,159
Institutional Class	436
Transfer agent and shareholder servicing expense:
Primary Class	104,014
Institutional Class	17,591
Other expenses	39,489

	1,740,968
Less: Fees waived	(322,885)
Compensating balance credits	(299)

Net expenses		1,417,784

Net Investment Income		6,236,030
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(2,069,499)
Options	239,961
Futures	745,695

		(1,083,843)
Change in unrealized appreciation/(depreciation) of investments, options and futures		(29,246,464)

Net Realized and Unrealized Loss on Investments		(30,330,307)

Change in Net Assets Resulting From Operations		$(24,094,277)

See notes to financial statements.

Annual Report to Shareholders	59

Statement of Changes in Net Assets

Limited Duration Bond Portfolio

	For the Years Ended December 31,
	2008	2007
Change in Net Assets:
Net investment income	$6,236,030	$8,863,309
Net realized loss	(1,083,843)	(1,850,541)
Change in unrealized appreciation/(depreciation)	(29,246,464)	(2,874,447)

Change in net assets resulting from operations	(24,094,277)	4,138,321
Distributions to shareholders from:
Net investment income:
Primary Class	(6,092,645)	(8,257,858)
Institutional Class	(503,244)	(597,941)
Change in net assets from fund share transactions:
Primary Class	(42,218,056)	(20,301,062)
Institutional Class	(1,186,880)	467,488

Change in net assets	(74,095,102)	(24,551,052)
Net Assets:
Beginning of year	178,384,113	202,935,165

End of year	$104,289,011	$178,384,113

(Overdistributed)/Undistributed net investment income	$(200,722)	$75,612

See notes to financial statements.

60	Annual Report to Shareholders

Financial Highlights

Limited Duration Bond Portfolio

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$9.97		$10.22		$10.20		$10.36	$10.54

Investment operations:
Net investment income	.39	A	.46	A	.42	A	.33	.29
Net realized and unrealized gain/(loss)	(1.99)		(.25)		.02		(.14)	(.09)

Total from investment operations	(1.60)		.21		.44		.19	.20

Distributions from:
Net investment income	(.42)		(.46)		(.42)		(.35)	(.37)
Net realized gain on investments	—		—		—		—	(.01)

Total distributions	(.42)		(.46)		(.42)		(.35)	(.38)

Net asset value, end of year	$7.95		$9.97		$10.22		$10.20	$10.36

Total return	(16.52)%		2.05%		4.46%		1.83%	1.89%
Ratios to Average Net Assets:B
Total expenses	1.22%		1.18%		1.21%		1.15%	1.21%
Expenses net of waivers, if any	1.00%		1.00%		1.00%		1.00%	1.00%
Expenses net of all reductions	1.00%		1.00%		1.00%		1.00%	1.00%
Net investment income	4.21%		4.51%		4.10%		3.21%	2.81%
Supplemental Data:
Portfolio turnover rate	224.1%		286.8%		237.2%		81.6%	238.0%
Net assets, end of year (in thousands)	$96,574		$167,195		$191,883		$219,497	$274,606

A	Computed using average daily shares outstanding.

B

Total expenses reflects operating expenses prior to any voluntary or contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary or contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary or contractual expense waivers.

See notes to financial statements.

Annual Report to Shareholders	61

Institutional Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$9.97		$10.22		$10.20		$10.37	$10.55

Investment operations:
Net investment income	.43	A	.51	A	.47	A	.40	.35
Net realized and unrealized gain/(loss)	(1.99)		(.25)		.03		(.17)	(.10)

Total from investment operations	(1.56)		.26		.50		.23	.25

Distributions from:
Net investment income	(.46)		(.51)		(.48)		(.40)	(.42)
Net realized gain on investments	—		—		—		—	(.01)

Total distributions	(.46)		(.51)		(.48)		(.40)	(.43)

Net asset value, end of year	$7.95		$9.97		$10.22		$10.20	$10.37

Total return	(16.09)%		2.56%		4.98%		2.29%	2.41%
Ratios to Average Net Assets:B
Total expenses	.77%		.72%		.64%		.62%	.70%
Expenses net of waivers, if any	.50%		.50%		.50%		.46%	.48%
Expenses net of all reductions	.50%		.50%		.50%		.46%	.48%
Net investment income	4.71%		5.02%		4.58%		3.85%	3.22%
Supplemental Data:
Portfolio turnover rate	224.1%		286.8%		237.2%		81.6%	238.0%
Net assets, end of year (in thousands)	$7,715		$11,189		$11,052		$18,213	$9,546

See notes to financial statements.

62	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Income Trust, Inc.

1.	Organization and Significant Accounting Policies:

Legg Mason Income Trust, Inc. (“Corporation”), consisting of the Investment Grade Income Portfolio (“Investment Grade”), and the Limited Duration Bond Portfolio (“Limited Duration”) (each a “Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, diversified investment company.

Investment Grade and Limited Duration each consist of two classes of shares: Primary Class and Institutional Class. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Funds’ securities are valued under policies approved by and under the general oversight of the Board of Directors. Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (FAS 157). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for reporting methods of measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange

Annual Report to Shareholders	63

on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Corporation’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Legg Mason Investment Grade

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$205,948,438	$125,073	$205,721,365	$102,000
Other Financial Instruments*	338,015	338,015	—	—

Total	$206,286,453	$463,088	$205,721,365	$102,000

*	Other financial instruments include written options and futures.

The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$—
Net purchases (sales)	1,425,316
Accrued Premiums/Discounts	18,353
Change in unrealized appreciation (depreciation)	(1,341,669)

Balance as of December 31, 2008	$102,000

64	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

Legg Mason Limited Duration

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$102,042,406	$22,624	$101,812,737	$207,045
Other Financial Instruments*	1,396,201	1,396,201	—	—

Total	$103,438,607	$1,418,825	$101,812,737	$207,045

*	Other financial instruments include written options and futures.

The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$—
Net purchases (sales)	276,362
Accrued Premiums/Discounts	2,874
Change in unrealized appreciation (depreciation)	(259,436)
Transfers in and/or out of Level 3	187,245

Balance as of December 31, 2008	$207,045

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2008, security transactions (excluding short-term investments) were as follows:

	Purchases		Proceeds From Sales
	US Gov’t. Securities	Other	US Gov’t. Securities	Other
Investment Grade	$2,866,213	$46,676,554	$6,785,808	$140,558,131
Limited Duration	$299,437,104	$16,701,924	$334,855,525	$21,184,677

Annual Report to Shareholders	65

Repurchase Agreements

Each Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is each Fund’s policy that its custodian acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily in an effort to ensure the adequacy of the collateral. If the counterparty defaults, a Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which a Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization on the collateral by a Fund may be delayed or limited.

Options and Futures

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by each Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and a Fund recognizes a gain or loss when the contract is closed.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in December, to the extent necessary in order to comply with federal excise tax regulations. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations.

66	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amounts of the respective underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Funds enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	Federal Income Taxes:

It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Annual Report to Shareholders	67

Reclassifications:

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund			Overdistributed/ Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Investment Grade	(a	)	$888	$(888)	—
Limited Duration Bond	(a	)	83,525	(83,525)	—
	(b	)	—	3,082,149	$(3,082,149)

(a)	Reclassifications are primarily due to losses from mortgage-backed securities treated as capital losses for tax purposes.

(b)	Reclassifications are primarily due to the expiration of a capital loss carryover.

Distributions to Shareholders:

Subsequent to the fiscal year end, the Funds have made the following distributions:

Record Date	Investment Grade
Payable Date	Primary Class	Institutional Class
Daily 1/30/2009	$0.044651	$0.048341

Record Date	Limited Duration Bond
Payable Date	Primary Class	Institutional Class
Daily 1/30/2009	$0.013374	$0.021312

The tax character of distributions paid during the fiscal year ended December 31, 2008 were as follows:

	Investment Grade	Limited Duration Bond
Distributions paid from:
Ordinary Income	$22,105,837	$6,595,889

68	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

The tax character of distributions paid during the fiscal year ended December 31, 2007 were as follows:

	Investment Grade	Limited Duration Bond
Distributions paid from:
Ordinary Income	$23,195,204	$8,855,799
Net Long-term Capital Gains	1,243,010	—

Total Distributions Paid	$24,438,214	$8,855,799

Accumulated Earnings on a Tax Basis:

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Investment Grade		Limited Duration Bond
Undistributed ordinary income-net	$837,810		$12,722
Capital loss carry forward(*)	(5,674,653)		(8,058,382)
Other book/tax temporary differences	(11,170,552	)(a)	(2,782,382	)(c)
Unrealized appreciation/(depreciation)	(107,432,328	)(b)	(35,763,721	)(b)

Total accumulated earnings/(losses)-net	$(123,439,723)		$(46,591,763)

(*)	During the taxable year ended December 31, 2008, the following fund utilized the indicated amount of its capital loss carryovers available from a previous year:

Limited Duration Bond	$750,785

As of the taxable year ended December 31, 2008, the following capital loss carryforwards are available:

Year of Expiration	Investment Grade	Limited Duration Bond
12/31/2012	$—	$(4,535,866)
12/31/2013	—	(554,986)
12/31/2014	—	(1,406,678)
12/31/2015	(750,316)	(1,560,852)
12/31/2016	(4,924,337)	—

	$(5,674,653)	$(8,058,382)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, difference between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

Annual Report to Shareholders	69

(b)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post- October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

Tax Cost of investments:

As of December 31,2008, the aggregate cost of investments for federal income tax purposes were as follows:

Investment Grade	$313,718,781
Limited Duration Bond	139,202,328

3.	Financial Instruments:

Options and Futures

As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

70	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

Purchased option:	Impact on the Fund:
Written option:	Impact on the Fund:

The option expires	Realize a gain equal to the amount of the premium received.

The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.

A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The most commonly realized risk in writing a covered call option is that a Fund may forgo the opportunity to profit if the market price of the underlying security increases and the option is exercised. The most commonly realized risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Activity in written call and put options during the year ended December 31, 2008, was as follows:

Limited Duration:	Actual Contracts	Premiums
Options outstanding at December 31, 2007	128	$80,610
Options written	1,120	642,897
Options closed	(745)	(342,859)
Options expired	(33)	(12,773)
Options exercised	(118)	(68,472)

Options outstanding at December 31, 2008	352	$299,403

Annual Report to Shareholders	71

Upon entering into a futures contract, each Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The open futures positions and related appreciation or depreciation at December 31, 2008 are listed at the end of each Fund’s portfolio of investments.

Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Each Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential

72	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Swaps are marked to market daily, and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively.

Annual Report to Shareholders	73

Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with swap contracts. Risks may exceed amounts recognized on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counter-parties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As of December 31, 2008, the Funds held no Swaps.

4.	Transactions With Affiliates:

Each Fund has an investment management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets shown in the table below. LMFA has contractually agreed to waive its fees to the extent Limited Duration’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates of the Fund’s average daily net assets. These contractual expense limitations are due to expire on April 30, 2009. LMFA has voluntarily agreed to waive fees to the extent that Investment Grade’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. This voluntary waiver is currently expected to continue until April 30, 2009, but may be terminated at any time. Pursuant to an agreement approved by the Board, Limited Duration agreed to repay LMFA for waived fees and reimbursed expenses provided that payment does not cause operating expenses to exceed 1.00% of the Primary Class’s average net assets and 0.50% of the Institutional Class’s average net assets and the payment is made within three years after the year in which LMFA earned the fee or incurred the expense. The following chart shows annual rates of management fees, expense limits, and management fees waived, for each Fund:

Fund	Management Fee	Expense Limitation	Year Ended December 31, 2008 Management Fees Waived	Maximum Amount Subject to Recapture
Investment Grade
— Primary Class	0.60%	1.00%	$(738,099)	$2,422,595
— Institutional Class	0.60%	0.50%	(34,995)	135,719
Limited Duration
— Primary Class	0.45%	1.00%	$(187,628)	$659,385
— Institutional Class	0.45%	0.50%	(13,904)	47,263

Western Asset Management Company (“Adviser”) serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund.

74	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 40% of the management fee received by LMFA for Investment Grade. For Limited Duration, LMFA pays the Adviser a fee, computed daily and payable monthly, of 0.20% of the Fund’s average daily net assets, not to exceed the fee received by LMFA after any fee waivers.

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Funds. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s Primary Class’s average daily net assets, computed daily and payable monthly as shown in the table below. For the year ended December 31, 2008, LMIS waived $152,873 and $108,020 of the distribution and service fees for Investment Grade and Limited Duration, respectively.

Fund	Distribution Fee	Service Fee
Investment Grade	0.25%	0.25%
Limited Duration	0.25%	0.25%

LMFA, the Adviser, and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the funds until distributed in accordance with the Plan.

5.	Line of Credit:

The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2008.

Annual Report to Shareholders	75

6.	Fund Share Transactions:

At December 31, 2008, there were 100,000,000 shares authorized at $.001 par value for each of the Primary and Financial Intermediary Classes of Investment Grade and Limited Duration, and 50,000,000 shares authorized at $.001 par value for each of their Institutional Classes. Share transactions for the Funds were as follows:

Investment Grade Income Portfolio

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	5,602,244	$51,251,221	10,373,591	$107,619,637
Shares issued on reinvestment	2,367,708	20,528,846	1,914,513	19,726,308
Shares repurchased	(17,235,188)	(148,299,211)	(12,697,523)	(130,997,575)

Net Decrease	(9,265,236)	$(76,519,144)	(409,419)	$(3,651,630)

Institutional Class
Shares sold	697,516	$5,974,142	4,021,567	$41,398,237
Shares issued on reinvestment	119,333	1,033,284	173,253	1,772,017
Shares repurchased	(4,162,393)	(40,423,902)	(555,055)	(5,679,440)

Net Increase (Decrease)	(3,345,544)	$(33,416,476)	3,639,765	$37,490,814

Limited Duration Bond Portfolio
	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	2,349,770	$21,834,372	2,517,235	$25,588,486
Shares issued on reinvestment	660,072	6,003,189	751,053	7,616,464
Shares repurchased	(7,637,193)	(70,055,617)	(5,274,330)	(53,506,012)

Net Decrease	(4,627,351)	$(42,218,056)	(2,006,042)	$(20,301,062)

Institutional Class
Shares sold	694,527	$6,452,975	570,046	$5,775,650
Shares issued on reinvestment	55,370	501,071	44,813	454,047
Shares repurchased	(901,485)	(8,140,926)	(574,158)	(5,762,209)

Net Increase (Decrease)	(151,588)	$(1,186,880)	40,701	$467,488

76	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

7.	Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s Financial Statements and related disclosures.

Annual Report to Shareholders	77

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Income Trust, Inc. and to the Shareholders of Investment Grade Income Portfolio and Limited Duration Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Income Portfolio and Limited Duration Bond Portfolio (two of the Portfolios comprising Legg Mason Income Trust, Inc., the “Funds”) at December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 27, 2009

78	Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Limited Duration Bond
Record Date:	Daily
Payable Date:	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	0.80%

The following information is provided for shareholders who are not residents of the United States:

	Investment Grade	Limited Duration Bond
Record Date:	Daily	Daily
Payable Date:	Monthly	Monthly
Qualified Interest Income	79.13%	88.77%

Please retain this information for your records.

Annual Report to Shareholders	79

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary c/o Legal and Compliance Department, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn,Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1987	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc, and Western Asset Debt Securities plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

80	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
McGovern, Jill E. (1944) Director	Since 1989	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993- 2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Annual Report to Shareholders	81

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Tarola, Robert M. (1950) Director	Since 2004	14	TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory, LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals and materials) (1999-2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996 to 1999); Partner, PriceWaterhouse LLP (accounting and auditing) from (1984 to 1996)
INTERESTED DIRECTORS:C
Fetting, Mark R. (1954) Chairman and Director	Director since 2002 and Chairman since 2008.	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001- 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

82	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Odenath, David R. 1957 President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993- May 1999) of Paine Webber Group, Inc.

Annual Report to Shareholders	83

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:
Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1987	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993- 2002).

84	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Adviser and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993- 2003).

Annual Report to Shareholders	85

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Morris, Erin K. (1966) Treasurer	Since 2006	3	None	Vice President and Manager, Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002- 2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax- Free Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2006-present); Assistant Treasurer, Legg Mason Partners Fund fixed income complex (2007-present). Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present); Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, the Corporation, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001- 2006): Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000- 2005).

86	Annual Report to Shareholders

Directors and Officers — Continued

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

A

Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation are elected annually to serve until their successors are elected and qualified.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the Funds’ adviser or their affiliated entities (including the Funds’ principal underwriter) or Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

Annual Report to Shareholders	87

Board Consideration of Legg Mason Income Trust, Inc.’s Investment Advisory Agreements and Management Agreements

At its November 2008 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreements between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Income Trust, Inc., on behalf of Legg Mason Limited Duration Bond Portfolio and Legg Mason Investment Grade Income Portfolio (each, a “Fund”), and the Investment Advisory Agreements between the Manager and Western Asset Management Company (the “Adviser”) for each Fund (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of the relevant Fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to the relevant Fund. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of the relevant Fund and its shareholders.

Prior to the Board action, the Independent Directors met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to each Fund requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors met in executive session in October 2008, at which time they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of each Fund or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

88	Annual Report to Shareholders

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared the returns of each Fund to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board considered very carefully each Fund’s performance and discussed with the Manager and the Adviser steps that the Manager and the Adviser had taken, or intended to take, to improve performance. The Board considered whether a reduction in assets under management would adversely affect the resources available to the Manager and the Adviser. The Board also considered the level of service provided by the Manager to each Fund, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for each Fund. The Board also reviewed the Adviser’s policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to each Fund and profitability for the Manager and its affiliates from their overall association with each Fund. The Board reviewed information about the advisory fee schedule and overall expense ratio of each Fund and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager in providing services to each Fund were shared with that Fund, the Board noted that, while each Fund’s advisory fee structure does not provide for a reduction of payments, the current fees appear fair and reasonable in relation to the present asset size of each Fund and the Manager has contractually agreed to waive fees for Legg Mason Limited Duration Bond Portfolio and has voluntarily waived fees for Legg Mason Investment Grade Income Portfolio. The Board also compared the advisory fee schedule for each Fund to the advisory fees charged by the Manager and the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Manager and the Adviser to each Fund and to the other accounts. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to each Fund.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of the relevant Fund.

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Western Asset Management Company

Pasadena, CA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Erin K. Morris, Treasurer

Susan C. Curry, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust US Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for these or any other Legg Mason Fund,visit www.leggmason.comindividualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary, R Class Shareholders	For FI, I and IS Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-056/A (02/09)/TN09-4345

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Income Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $76,140

Fiscal Year Ended December 31, 2008 – $75,000

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $4,800

Fiscal Year Ended December 31, 2008 – $10,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $392,049

Fiscal Year Ended December 31, 2008 – $314,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Income Trust, Inc.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Income Trust, Inc.
Date:	March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Income Trust, Inc.
Date:	March 3, 2009

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Income Trust, Inc.
Date:	March 3, 2009